See the Possibilities Endo Pharmaceuticals SG Cowen Global Health Care Conference November 9, 2005 Exhibit 99.1

© 2005 Endo Pharmaceuticals
See the Possibilities
™
Forward-Looking Statements
This presentation contains forward- looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’ s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward- looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations.  Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”
“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’ s estimated or anticipated future results, product performance or other non-historical facts are forward- looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’ s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward- looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA.  Several important factors, in addition to the specific factors discussed in connection with these forward- looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward- looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’ s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;
competition for the business of the Company’ s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’ s future products; government regulation of the pharmaceutical industry;  the
Company’s dependence on a small number of products; the Company’ s dependence on outside manufacturers for the manufacture of its products;
the Company’ s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’ s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’ s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’ s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’ s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’ s Registration Statement on Form S-4 filed with the Securities and Exchange
Commission on June 9, 2000, as amended, in Endo’ s Registration Statement on Form S-3 dated October 17, 2001, in Endo’s Registration
Statement on Form S-3 filed with the SEC on July 1, 2003, in Endo’ s Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended, and in Endo’s Registration Statement on Form S- 3 filed with the SEC on September 2, 2005, as amended. Readers should evaluate any statement in light of these important factors.

© 2005 Endo Pharmaceuticals
See the Possibilities
™
Investment Highlights
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Well-developed commercial capability:
Portfolio of branded prescription products including Lidoderm
®
and
Percocet
®
Launches of Frova
®
, DepoDur
®
and generic oxycodone ER ongoing
Promising pipeline, with eight mid- to late-stage products
Recent positive Phase III results on Oxymorphone ER and IR
Strong cash flow and no debt
Experienced and incentivized management team

© 2005 Endo Pharmaceuticals
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™
Data for 12 mos. ended 12/31/04
U.S. Pain Market: Large, Attractive Opportunity
Growth Drivers
Changing attitudes toward pain
management
Aging population
An estimated 50 million Americans
suffer from chronic pain
Increase in number of surgical
procedures/chronic pain conditions
Introduction of new forms of pain
medications
U.S. Rx Pain Market: $19 Billion in ‘04
5-Year $ CAGR:
Opioid 20%
Non-Opioid 14%
Non-Opioid Opioid
$12.6B
$6.3B
Source: IMS Sales Perspectives, 12/04

For the Neuropathic Pain of Postherpetic Neuralgia (PHN)
Stick it to localized pain
Lidoderm
LIDOCAINE PATCH 5%

ENDO PHARMACEUTICALS

© 2005 Endo Pharmaceuticals
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Lidoderm ® Product Profile
Topical patch launched in 1999
Covered by five Orange Book-
listed patents through 2015
First FDA-approved drug for the
treatment of the pain of post-
herpetic neuralgia, a form of
neuropathic pain
Provides analgesia (without
anesthesia) directly to the affected
nerves

Patches (thousands)
'02 - '05 CAGR 73%

ENDO PHARMACEUTICALS

© 2005 Endo Pharmaceuticals
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Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05
Quarter Ended
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Lidoderm ® Patches Dispensed
Note: Data represents total patches dispensed
Source: IMS NPA, 9/05
7.2
8.8
9.9
12.3
14.4
16.6
18.2
20.5
22.5
25.5
29.3
30.8
6.0

© 2005 Endo Pharmaceuticals
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™
$83
$178
$309
$400
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2002 2003 2004 2005*
*Represents high end of company guidance of $390-$400 million
Lidoderm ® Net Sales
($ in millions)

© 2005 Endo Pharmaceuticals
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Lidoderm ® Future Growth Drivers
Other Neuropathies:
Peripheral
Diabetic
AIDS
Cancer
Trauma
Goal is to explore possible utility in other neuropathic and chronic pain segments
U.S. Neuropathic Pain Market in 2004
(1)
(1) Source: IMS NDTI, Full-year 2004
PHN

Frova
frovatriptan succinate
2.5mg Tablets
Takes it away and keeps it away

ENDO PHARMACEUTICALS

© 2005 Endo Pharmaceuticals
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Frova ® Product Profile
Triptan indicated for acute treatment of
migraine headaches in adults
Commercial strategy to implement
marketing, education and clinical plan to
differentiate Frova in the marketplace
Low recurrence rate
Long half-life
Target specialty physician audience
Focus on neurologists, pain
management specialists
Leverage existing coverage of high
prescribers
Create advocacy base among thought
leaders
Phase III development ongoing for MRM
prophylaxis indication

When selecting a perioperative pain treatment...
Make the 1 dose decision
designed for extended release up to 48 hours
DepoDur

ENDO PHARMACEUTICALS

© 2005 Endo Pharmaceuticals
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DepoDur ® Product Profile
Encapsulated morphine sulfate
Epidural injection with up to 48-hour
extended-release delivery
Intended to change the paradigm for
post-surgical pain management
Indicated for the treatment of pain
following major surgery such as:
Lower abdominal surgery
Hip arthroplasty
Knee arthroplasty
Scheduled caesarean section
Commercial shipments initiated
December 2004

© 2005 Endo Pharmaceuticals
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Strong Commercial Capability
Targeted sales and marketing effort has produced strong revenue growth:
24% net sales CAGR 2002 - 2004
93% Lidoderm
®
net sales CAGR 2002 - 2004
Three distinct sales forces totaling 370 reps calling on approximately 55,000 physicians across the U.S.
Lidoderm
®
and Frova
®
are promoted through highly-focused sales forces
100 specialty representatives
200 primary care representatives
DepoDur
®
has 70 hospital-based representatives currently targeting 1,000 of the largest surgical hospitals in the U.S.
Leveraging our commercial infrastructure by adding new products in areas where we have established a strong presence:
Pain management specialists, neurologists, oncologists
High-prescribing primary care physicians
Anesthesiologists, surgeons

© 2005 Endo Pharmaceuticals
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Selective focus on:
Generic Product Strategy
Niche therapeutic areas
Difficult-to-develop generics
Internally developed proprietary sustained-release technology
AB-rated MS Contin, OxyContin generics
Current marketed portfolio substantially consists of:
Oxycodone ER (launched June 2005)
Endocet
®
Morphine Sulfate ER

© 2005 Endo Pharmaceuticals
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Substantial Pipeline Opportunities
CHRONOGESIC™
(2)
Transdermal sufentanil patch
(3)
Lidoderm
®
(other indications)
Propofol IDD-D™
(2)
Topical ketoprofen patch
(3)
Rapinyl™
(3)
Frova
®
(MRM indication)
(2)
In Development
Complete response to approvable letters
expected to be filed by early 2006
Oxymorphone ER
(1)
and IR
Status Filed
(1) Co-developed
(2) Licensed marketing rights
(3) Licensed marketing and development rights
LidoPAIN
®
BP
(2)

© 2005 Endo Pharmaceuticals
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Oral oxymorphone hydrochloride in extended (ER)
and immediate (IR) release formulations
Intended to treat moderate-to-severe pain
IR a complementary treatment to ER for
breakthrough pain
Market Need Addressed:
Will compete in $4.2 billion strong opioid market
We believe that oxymorphone ER will provide
equivalent analgesia with only half the milligram
dosage of OxyContin
Possible twice-daily dosing
Status:
FDA “Approvable Letters” received 10/03
Positive results in Phase III trials for ER and IR
conducted with FDA agreed-upon endpoints
•
ER results:
–
SPA trial results announced 08/05
–
Additional trial results announced 10/05
•
IR SPA results received 09/05
Description / Indications:
Oxymorphone ER / IR

© 2005 Endo Pharmaceuticals
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Oxymorphone ER Development Program
FDA has accepted one clinical trial as pivotal proof of efficacy
Conducted two additional clinical trials in order to file at least one additional pivotal trial
12-week double-blinded, placebo- controlled trial in chronic low back pain patients
–
One trial (under SPA) in opioid-naïve patients
–
One trial in opioid-experienced patients
Both trials achieved primary endpoint – change in average pain intensity from baseline vs. placebo (p<0.0001)
Both trials met all of their secondary endpoints
Expect to file complete response with the FDA in early 2006

© 2005 Endo Pharmaceuticals
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Oxymorphone ER / IR Clinical Trials
v Oxycodone IR and Placebo Post-Surgical Pain (SPA)
v Placebo Chronic Low Back Pain (SPA)
v Placebo Chronic Low Back Pain
v Oxycodone IR and Placebo Post-Surgical Pain
v Oxycodone IR and Placebo Post-Surgical Pain
v Oxycodone ER Cancer Pain
--- Morphine Sulfate ER Cancer Pain
v Morphine Sulfate ER, Oxycodone ER Cancer Pain
v Placebo Osteoarthritis Pain
v Oxycodone ER and Placebo Chronic Low Back Pain
v Oxycodone ER and Placebo Osteoarthritis Pain
v Placebo Post-Surgical Pain
Primary Outcome
p<0.05 Comparator Indication
Extensive program in over 3,000 subjects, including 15 Phase II/III studies

© 2005 Endo Pharmaceuticals
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Frova ® Clinical Development in MRM
Vernalis plc completed one double-blind, placebo-controlled study in
Menstrually Related Migraine (“MRM”) prophylaxis; three- way crossover design;
579 patients randomized
Drug taken for six days, starting two days prior to onset of expected MRM headache
Primary endpoint, reduction in the incidence of MRM headache during the six-
day period (both statistical and clinical significance achieved)
P < 0.0001 (vs. placebo)
Treatment with Frova
®
also achieved secondary endpoints of reduction in
severity and duration of MRM headache
Results published in July 2004 Neurology
Confirmatory Phase III study, being conducted by Vernalis, initiated in October
2004 (enrollment complete)
Expect to file sNDA in first half of 2006

© 2005 Endo Pharmaceuticals
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Oral, fast-dissolving sublingual fentanyl tablet
Intended for the treatment of breakthrough pain
•
Expected to compete with Actiq and OraVescent
Fentanyl
Exclusive North American marketing and
development rights licensed from Orexo AB
Market Need Addressed:
Intended to compete in the market for
treatments of breakthrough pain
Anticipated benefits include:
•
Fast onset of action
•
Enhanced absorption characteristics
•
Added convenience
Status:
Expect to commence Phase III clinical trials in
2005
Description / Indication:
RapinylTM

© 2005 Endo Pharmaceuticals
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Topical patch intended for localized treatment of
acute pain associated with soft-tissue injuries:
•
Tendonitis
•
Joint Sprains and Strains
Licensed marketing and development rights from
ProEthic in March 2005
Market Need Addressed:
Ketoprofen (NSAID) currently only available in the
U.S. in oral form
Will compete in the ~$2.5 billion soft-tissue injury
market primarily consisting of NSAIDs and COX-IIs
Anticipated benefits include:
•
Bypassing the bloodstream
•
Local / targeted pain control
•
Once-daily dosing
Status:
Two placebo-controlled studies completed in Europe
Marketing application under review in Europe
Expect to enter Phase III trials in U.S. in first half of
2006
Description / Indications:
Topical Ketoprofen Patch

© 2005 Endo Pharmaceuticals
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™
Key Milestones
Successful Paragraph IV challenge and launch of oxycodone ER
Recently announced positive Phase III results for Oxymorphone ER/IR
Strengthened R&D pipeline by in-licensing marketing rights to:
Topical ketoprofen patch, transdermal sufentanil patch, Rapinyl ™
Expected:
Initiate Phase III trials for Rapinyl™
Late 2005
File complete response on Oxymorphone ER / IR Early 2006
File sNDA for Frova
®
in MRM
1st
Half 2006
Initiate Phase III trials for topical ketoprofen patch
1st
Half 2006
Launch Oxymorphone ER / IR
2nd
Half 2006
Advancement of pipeline Ongoing
Acquire / in-license opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology Ongoing
Building a solid platform for sustainable growth:

© 2005 Endo Pharmaceuticals
See the Possibilities
™
Investment Highlights
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Well-developed commercial capability:
Portfolio of branded prescription products including Lidoderm
®
and
Percocet
®
Launches of Frova
®
, DepoDur™ and generic oxycodone ER ongoing
Promising pipeline, with eight mid- to late-stage products
Recent positive Phase III results on Oxymorphone ER and IR
Strong cash flow and no debt
Experienced and incentivized management team

See the Possibilities Endo Pharmaceuticals Nasdaq: ENDP